Exhibit 10.2
SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of October 31, 2013 among PNM RESOURCES, INC., a New Mexico corporation (the "Borrower"), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
R E C I T A L S
WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of October 31, 2011 (as amended or modified from time to time, the "Credit Agreement");
WHEREAS, the Borrower has requested a modification to the Credit Agreement as described below; and
WHEREAS, the Lenders party hereto are willing to agree to such modification, subject to the terms set forth herein as more fully set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
A G R E E M E N T
1.    Amendment to Credit Agreement.
Clause (n) in Section 8.5 of the Credit Agreement is amended and restated in its entirety to read as follows:
(n) Liens on assets of TNMP securing the TNMP First Mortgage Bonds in an aggregate principal amount not to exceed $450,000,000 at any time,
2.    Effectiveness; Conditions Precedent.
This Amendment shall be effective on the date on which the Administrative Agent shall have received copies of this Amendment duly executed by the Borrower and the Required Lenders.
3.    Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each party hereto acknowledges and consents to the modifications set forth herein and agrees that, other than as explicitly set forth in Section 1 above, this Amendment does not impair, reduce or limit any of its obligations under the Credit Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Credit Document.

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4.    Authority/Enforceability. The Borrower represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
5.    Representations and Warranties. The Borrower represents and warrants to the Lenders that (a) the representations and warranties of the Borrower set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof, unless they specifically refer to an earlier date, (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Credit Documents, or to the extent it has any, they are hereby released in consideration of the Lenders party hereto entering into this Amendment.
6.    No Conflicts. The Borrower represents and warrants that neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated herein and in the Credit Agreement (before and after giving effect to this Amendment), nor performance of and compliance with the terms and provisions hereof by the Borrower will (a) violate, contravene or conflict with any provision of its articles or certificate of incorporation, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation (including, without limitation, Regulation U and Regulation X), order, writ, judgment, injunction, decree or permit applicable to the Borrower, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which the Borrower is a party or by which it or its properties may be bound or (d) result in or require the creation of any Lien upon or with respect to the Borrower's properties.
7.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy or by electronic format (pdf) shall be effective as an original.
8.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BORROWER:

PNM RESOURCES, INC.,
a New Mexico corporation
By:    /s/ Terry R. Horn
Name:     Terry Horn
Title:     VP & Treasurer

PNM RESOURCES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender
By:    /s/ Yann Blindert
Name:    Yann Blindert
Title:    Director

PNM RESOURCES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:

UNION BANK, N.A.,
By:    /s/ Jeff Fesenmaier
Name:    Jess Fesenmaier
Title:    Director

PNM RESOURCES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:

Citibank, N.A.

By:    /s/ Amit Vasani
Name:    Amit Vasani
Title:    Vice President

PNM RESOURCES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:    /s/ Helen D. Davis
Name:    Helen D. Davis
Title:    Vice President

PNM RESOURCES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:

MORGAN STANLEY BANK, N.A.

By:    /s/ John Durland
Name:    John Durland
Title:    Authorized Signatory

PNM RESOURCES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:

ROYAL BANK OF CANADA
By:    /s/ Frank Lambrinos
Name:    Frank Lambrinos
Title:    Authorized Signatory

PNM RESOURCES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:

THE BANK OF NEW YORK MELLON
By:    /s/ Mark W. Rogers
Name: Mark W. Rogers
Title: Vice President

PNM RESOURCES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:

KEYBANK NATIONAL ASSOCIATION
By:    /s/ Keven D. Smith
Name:    Keven D. Smith
Title:    Senior Vice President

PNM RESOURCES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:

SunTrust Bank
By:    /s/ Andrew Johnson
Name:    Andrew Johnson
Title:    Director

PNM RESOURCES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:

US Bank, National Association
By:    /s/ Holland Williams
Name:    Holland Williams
Title:    AVP & Portfolio Manager

PNM RESOURCES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:

BOKF, NA dba
BANK OF ALBUQUERQUE
[Name of Lender]
By:    /s/ John M. Valentine
Name:    John M. Valentine
Title:    Senior Vice President

PNM RESOURCES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT